Exhibit 10.6.2

AMENDMENT NO. 3 TO

MASTER PURCHASE AGREEMENT

CM90573FJC

BETWEEN

SPRINT/UNITED MANAGEMENT COMPANY

AND

VISUAL NETWORKS OPERATIONS, INC.

This Amendment No. 3 (“Amendment No. 3”) to the Master Purchase Agreement CM90573FJC, as amended (“Agreement”) effective March 8, 2004 (“Amendment No. 3 Effective Date”) is between Sprint/United Management Company, a Kansas corporation (“Sprint”) and Visual Networks Operations, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I. Background

A.	Supplier and Sprint entered into the Agreement May 22, 2000.

B.	Previous amendments to the Agreement are as follows:

Amendment No. 1, effective June 21, 2002;

Distribution Annex between Supplier and Sprint North Supply, effective December 20, 2002; and

Amendment No. 2, effective May 23, 2003.

C.	In order to (i) address the new Visual UpTime Select product line, including pricing, license terms and maintenance, and (ii) ***, Sprint and Supplier agree to modify the Agreement as set forth in this Amendment No. 3.

The parties agree as follows:

II. Amendment

A.	Section 11.3 of the Agreement, Amendment 2, is deleted in its entirety, and replaced with:

11.3 Sprint Discounts

***

***	Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

B.	The following new section is added to Section 11.0 PRICE AND PRICE WARRANTY:

***

C.	The following new section is added to Section 11.0 PRICE AND PRICE WARRANTY:

***

D.	Section 29.6 Support Service Fee is deleted in its entirety, and replaced with the following:

***

The Support Fees will be billed annually in advance and paid out over twelve monthly installments. Should Sprint fail to pay any Support Service fee after notice and an opportunity to cure as provided herein, Supplier’s exclusive remedy will be suspension of Support Service, Technical support and Software maintenance. If Supplier suspends services and support, Sprint will be responsible to pay a “non-continuous support” fee equal to one and one-half of any Support Fees for the period that the services and support were suspended. After reinstatement of services and support, Sprint will resume payment of the Support Fees as agreed upon in the new Section 29.6 above.

E.	Exhibit B is deleted and replaced with the amended Exhibit B attached to this Amendment No. 3.

***

F.	Visual UpTime Select.

To the extent not inconsistent with (i) the licensing model of Visual UpTime Select, which separates the hardware and software purchases and further subdivides the software into modules; (ii) the new hardware warranty policy for Visual UpTime Select, which includes a basic one year hardware warranty and offers enhanced and extended warranty services for additional fees, and which is attached hereto as Attachment A; and (iii) the terms of this Amendment, including the software maintenance provisions for Visual UpTime Select specified in this Addendum, all terms of the Agreement will be extended to cover the Select product line.

G.	Upgrading to Visual UpTime Select from Visual UpTime.

Sprint may upgrade any of its legacy Visual UpTime products that are upgradeable, as specified on Attachment B hereto, provided that such products are under then-current maintenance at the time of upgrade, subject to the following conditions:

1.	Upon upgrade, the associated licenses to the relevant legacy Visual UpTime software are terminated and Sprint is automatically granted a license to Visual UpTime Select;

2.	For Visual UpTime Select products upgraded from a legacy Visual UpTime product, the Support Fees will treat the licenses received in the upgrade as Visual UpTime Select software modules; and

3.	Warranties in place with respect to hardware as of the date of the upgrade remain in force for such hardware, but any enhanced or extended warranties for such hardware will be subject to the warranty policy attached hereto as Attachment C.

***	Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

III. General

Other than as set forth above, the Agreement remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement, (previous Amendments) and this Amendment No. 3, this Amendment No. 3 will control.

This Amendment No. 3 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT/UNITED MANAGEMENT COMPANY	VISUAL NETWORKS OPERATIONS, INC.

/s/ David N. Goehler	/s/ Jefferson Norton

(signature)	(signature)
David N. Goehler, Senior Negotiator	Jefferson Norton, Corporate Counsel
(typed name and title)	(typed name and title)
April 7, 2004	April 9, 2004
(date)	(date)